Exhibit 99.2

MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended September 30,		Year Ended September 30,

	2003	2002	2003	2002

Net revenue	$144,355	$110,473	$542,986	$477,637
Operating expenses:
Personnel expense	45,473	33,460	172,318	138,067
Medical supplies expense	38,395	25,924	136,681	108,896
Bad debt expense	10,206	4,598	26,791	22,319
Other operating expenses	34,426	25,743	130,173	107,636
Pre-opening expenses	3,046	4,227	10,095	8,339
Depreciation	9,983	8,891	40,104	35,276
Amortization	285	307	1,441	2,367
Loss (gain) on disposal of property, equipment and other assets	164	(55)	258	(1,047)
Impairment of goodwill	58,865	—	58,865	—

Total operating expenses	200,843	103,095	576,726	421,853

Income (loss) from operations	(56,488)	7,378	(33,740)	55,784
Other income (expenses):
Interest expense	(6,953)	(5,833)	(25,857)	(23,596)
Interest income	270	563	1,373	2,337
Other income, net	10	124	206	190
Equity in net earnings of unconsolidated affiliates	648	593	3,541	3,007

Total other expenses, net	(6,025)	(4,553)	(20,737)	(18,062)

Income (loss) before minority interest and income taxes	(62,513)	2,825	(54,477)	37,722
Minority interest share of earnings of consolidated subsidiaries	(534)	(1,231)	(5,524)	(10,451)

Income (loss) before income taxes	(63,047)	1,594	(60,001)	27,271
Income tax benefit (expense)	986	(198)	(305)	(2,920)

Net income (loss)	$(62,061)	$1,396	$(60,306)	$24,351

Earnings (Net loss) per share, basic:	$(3.46)	$0.08	$(3.35)	$1.35

Earnings (Net loss) per share, diluted:	$(3.46)	$0.08	$(3.35)	$1.34

Weighted average number of shares, basic	17,943	18,012	17,989	18,012
Dilutive effect of stock options	—	92	—	105

Weighted average number of shares, diluted	17,943	18,104	17,989	18,117

MEDCATH CORPORATION
Supplemental Financial Disclosure — Reconciliation of Non-GAAP Financial Measures
to GAAP Financial Measures

     The following table reconciles Adjusted EBITDA and Adjusted EBITDA, before pre-opening expenses with MedCath’s net income (loss) as derived directly from MedCath’s consolidated financial statements for the three months and twelve months ended September 30, 2003 and 2002.

	Three Months Ended September 30,		Year Ended September 30,

	2003	2002	2003	2002

	(in thousands)
Net income (loss)	$(62,061)	$1,396	$(60,306)	$24,351
Add:
Income tax expense (benefit)	(986)	198	305	2,920
Minority interest share of earnings of consolidated subsidiaries	534	1,231	5,524	10,451
Equity in net earnings of unconsolidated affiliates	(648)	(593)	(3,541)	(3,007)
Other income, net	(10)	(124)	(206)	(190)
Interest income	(270)	(563)	(1,373)	(2,337)
Interest expense	6,953	5,833	25,857	23,596
Impairment of goodwill	58,865	—	58,865	—
Loss (gain) on disposal of property, equipment and other assets	164	(55)	258	(1,047)
Amortization	285	307	1,441	2,367
Depreciation	9,983	8,891	40,104	35,276

Adjusted EBITDA	$12,809	$16,521	$66,928	$92,380
Add:
Pre-opening expenses	3,046	4,227	10,095	8,339

Adjusted EBITDA, before pre-opening expenses	$15,855	$20,748	$77,023	$100,719

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)

	Three Months Ended September 30,			Year Ended September 30,

	2003	2002	% Change	2003	2002	% Change

Statement of Operations Data:
Net revenue	$144,355	$110,473	30.7%	$542,986	$477,637	13.7%
Adjusted EBITDA (a)	$12,809	$16,521	(22.5)%	$66,928	$92,380	(27.6)%
Adjusted EBITDA, before pre-opening expenses (a)	$15,855	$20,748	(23.6)%	$77,023	$100,719	(23.5)%
Income (loss) from operations	$(56,488)	$7,378	(865.6)%	$(33,740)	$55,784	(160.5)%
Net income (loss)	$(62,061)	$1,396	(4545.6)%	$(60,306)	$24,351	(347.7)%
Net income (loss) per share, diluted	$(3.46)	$0.08	(4425.0)%	$(3.35)	$1.34	(350.0)%

(a)   Supplemental Financial Disclosure — Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.

	Three Months Ended September 30,			Year Ended September 30,

	2003	2002	% Change	2003	2002	% Change

Selected Operating Data (consolidated):
Number of hospitals	9	7		9	7
Licensed beds (a)	580	410		580	410
Staffed and available beds (b)	499	396		493	404
Admissions (c)	9,186	6,404	43.4%	32,998	28,535	15.6%
Adjusted admissions (d)	11,621	8,022	44.9%	41,213	34,699	18.8%
Patient days (e)	31,478	22,840	37.8%	117,615	106,118	10.8%
Average length of stay (days) (f)	3.43	3.57	(3.9)%	3.56	3.72	(4.3)%
Occupancy (g)	68.6%	62.7%		65.4%	72.0%
Inpatient Catheterization Procedures	4,724	3,711	27.3%	17,537	15,839	10.7%
Inpatient Surgical Procedures	2,267	1,698	33.5%	8,750	7,288	20.1%
Hospital Division revenue	$129,434	$94,080	37.6%	$476,971	$399,872	19.3%

	Three Months Ended September 30,			Year Ended September 30,

	2003	2002	% Change	2003	2002	% Change

Selected Operating Data (same facility):
Number of hospitals	7	7		7	7
Licensed beds (a)	410	410		410	410
Staffed and available beds (b)	410	396		404	404
Admissions (c)	7,363	6,404	15.0%	28,277	28,535	(0.9)%
Adjusted admissions (d)	9,050	8,022	12.8%	34,656	34,699	(0.1)%
Patient days (e)	25,901	22,840	13.4%	101,962	106,118	(3.9)%
Average length of stay (days) (f)	3.52	3.57	(1.4)%	3.61	3.72	(3.0)%
Occupancy (g)	68.7%	62.7%		69.1%	72.0%
Inpatient Catheterization Procedures	4,354	3,711	17.3%	16,585	15,839	4.7%
Inpatient Surgical Procedures	1,889	1,698	11.2%	7,753	7,288	6.4%
Hospital Division revenue	$105,596	$94,080	12.2%	$418,140	$399,872	4.6%

(a)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(b)	Staffed and available beds represent the weighted average number of beds that are readily available for patient use during the period.

(c)	Admissions represent the number of patients admitted for inpatient treatment

(d)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(e)	Patient days represent the total number of days of care provided to inpatients.

(f)	Average length of stay (days) represents the average number of days inpatients stay in our hospital.

(g)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.